SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

AUSPEX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21432	93-0963660

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2880 Lakeside Dr.
Santa Clara, California 95050

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 566-2000

2800 Scott Boulevard
Santa Clara, California 95050

(Former name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

This amended Form 8-K/A is being furnished to the Securities and Exchange Commission to include parts of the summary of financial status of Auspex Systems, Inc. that were inadvertently omitted from exhibit 99.1 to the previously furnished Form 8-K filed on August 5, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Summary of financial status of the Company for the month ended June 28, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

99.2	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (1)

(1)  Furnished only to the extent such certification is required to be furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies this Current Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSPEX SYSTEMS, INC.
/s/ Peter Simpson
Date: August 7, 2003	Peter Simpson
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Summary of financial status of the Company for the month ended June 28, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

99.2	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (1)

(1)  Furnished only to the extent such certification is required to be furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies this Current Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.